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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 6, 2005


                                 MORGAN STANLEY
             (Exact name of registrant as specified in its charter)


 Delaware                              1-11758               36-3145972

 (State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
         (Former name or former address, if changed since last report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 8.01. Other Events.

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (Registration No. 333-117752) of Morgan Stanley (the "Company"). On April 6, 2005, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Pursuant to the Underwriting Agreement, on April 12, 2005, is issuing to $275,060,000 in aggregate principal amount of 5.875% Mandatorily Exchangeable Securities due October 15, 2008 mandatorily exchangeable for shares of Class A common stock of Nuveen Investments, Inc.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit
      Number   Description
     --------  -----------

       1 Morgan Stanley Mandatorily Exchangeable Indemnity Agreement dated as of April 6, 2005, among the Company, Nuveen Investments, Inc., a Delaware corporation, The St. Paul Travelers Companies, Inc., a Minnesota corporation, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. International Limited.

       4       Form of Mandatorily Exchangeable Security.

    8 and 23 Tax Opinion of Davis Polk & Wardwell, dated April 6, 2005, relating to the Company's issuance of $275,060,000 of 5.875% Mandatorily Exchangeable Securities due October 15, 2008, as described in the Prospectus Supplement dated April 6, 2005 to the Prospectus dated November 10, 2004 (together, called the "Prospectus") related to Registration Statement No. 333-117752 (including the consent for inclusion of such opinion in the Prospectus Supplement).


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          MORGAN STANLEY
                                          Registrant


                                          /s/ W. Gary Beeson
                                          --------------------------------------
                                          Name:  W. Gary Beeson
                                          Title: Assistant Secretary and Counsel


Date:  April 12, 2005


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



                               Index to Exhibits


Exhibit
 Number   Description
--------  -----------

   1 Morgan Stanley Mandatorily Exchangeable Indemnity Agreement dated as of April 6, 2005, among the Company, Nuveen Investments, Inc., a Delaware corporation, The St. Paul Travelers Companies, Inc., a Minnesota corporation, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. International Limited.

   4      Form of Mandatorily Exchangeable Security.

8 and 23 Tax Opinion of Davis Polk & Wardwell, dated April 6, 2005, relating to the Company's issuance of $275,060,000 of 5.875% Mandatorily Exchangeable Securities due October 15, 2008, as described in the Prospectus Supplement dated April 6, 2005 to the Prospectus dated November 10, 2004 (together, called the "Prospectus") related to Registration Statement No. 333-117752 (including the consent for inclusion of such opinion in the Prospectus Supplement).


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